Due from / due to Related Parties	12 Months Ended
Dec. 31, 2011
Due to/Due from Related Parties [Abstract]
Due from/Due to Related Parties [Text Block]

6.	Due from / due to Related Parties:

As of December 31, 2011, due from related parties of $405 represents a receivable of $264 from SAMC and $141 from Swissmarine.

As of December 31, 2011, due to related parties of $1,097 represents liabilities of $989 to EST for working capital purposes mainly for dry-docking works performed during the fourth quarter of the year and liabilities of $108 to Waterfront S.A. for common building expenses for 2011. As of December 31, 2010, due to related parties of $4,025 represents liabilities to EST for working capital purposes mainly for dry-docking works performed during the fourth quarter of the year.